SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 21, 2005

Wells Real Estate Fund VII, L.P.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-25606	58-2022629
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia 30092-3365

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.01. Disposition of Assets

Disposition of the Tanglewood Commons

On April 21, 2005, Fund VI, Fund VII and Fund VIII Associates (“Fund VI-VII-VIII Associates”), a joint venture among Wells Real Estate Fund VI, L.P., Wells Real Estate Fund VII, L.P. (the “Registrant”), and Wells Real Estate Fund VIII, L.P., sold a retail center containing approximately 67,320 rentable square feet located on approximately ten acres of land, including available space for expansion, and approximately one acre of land known as Outparcel 4, in Clemmons, North Carolina (“Tanglewood Commons”) to Tanglewood Investors, LLC, an unaffiliated third party, for a gross sales price of $11,500,000, less closing costs. Following the sale, Fund VI-VII-VIII Associates will retain ownership in two outparcels of land adjacent to Tanglewood Commons, comprised of approximately two acres of land.

The Registrant holds an equity interest of approximately 33.40% in Fund VI-VII-VIII Associates. The net sale proceeds allocable to the Registrant as a result of the sale of Tanglewood Commons were approximately $3.8 million. The Registrant expects a gain allocation of approximately $1.8 million from the sale of Tanglewood Commons.

Item 9.01. Financial Statements and Exhibits

(b) Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of December 31, 2004	F-2

Pro Forma Statement of Operations for the year ended December 31, 2004	F-3

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND VII, L.P.
(Registrant)

By:	WELLS PARTNERS, L.P.
General Partner

	By:	Wells Capital, Inc.
General Partner

		By:	/s/ Leo F. Wells, III
Leo F. Wells, III
President

Date: April 27, 2005

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WELLS REAL ESTATE FUND VII, L.P.

(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED

PRO FORMA FINANCIAL STATEMENTS

This unaudited pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund VII, L.P. (the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2004.

The following unaudited pro forma balance sheet as of December 31, 2004 has been prepared to give effect to the sale of Tanglewood Commons by Fund VI, Fund VII and Fund VIII Associates (“Fund VI-VII-VIII Associates”), a joint venture among Wells Real Estate Fund VI, L.P., the Registrant, and Wells Real Estate Fund VIII, L.P., as if the disposition and distribution of net proceeds therefrom occurred on December 31, 2004. The Registrant holds an equity interest of approximately 33.40% in Fund VI-VII-VIII Associates, which owned 100% of Tanglewood Commons. Fund VI-VII-VIII Associates sold Tanglewood Commons on April 21, 2005.

The following unaudited pro forma statement of operations for the year ended December 31, 2004 has been prepared to give effect to the sales of Stockbridge Village I Expansion, Stockbridge Village III, Hannover Center, 880 Holcomb Bridge, and the Marathon Building (collectively, the “Prior Dispositions”), and Tanglewood Commons as if the dispositions occurred on January 1, 2004. Fund VI and Fund VII Associates sold Stockbridge Village I Expansion and Stockbridge Village III on April 29, 2004. The Registrant holds an equity interest of approximately 55.2% in Fund VI and Fund VII Associates, a joint venture between the Registrant and Wells Real Estate Fund VI, L.P. Fund VII and Fund VIII Associates sold Hannover Center on April 29, 2004. The Registrant holds an equity interest of approximately 36.64% in Fund VII and Fund VIII Associates, a joint venture between the Registrant and Wells Real Estate Fund VIII, L.P. Fund II, III, VI and VII Associates sold 880 Holcomb Bridge on July 1, 2004. The Registrant holds an equity interest of approximately 50.42% in Fund II, III, VI and VII Associates, a joint venture among Fund II and Fund III Associates, Wells Real Estate Fund VI, L.P., and the Registrant. Fund II and Fund III Associates is a joint venture between Fund II and Fund II-OW and Wells Real Estate Fund III, L.P. Fund II and Fund II-OW is a joint venture between Wells Real Estate Fund II and Wells Real Estate Fund II-OW. Fund V, Fund VI, and Fund VII Associates sold the Marathon Building on December 29, 2004. The Registrant holds an equity interest of approximately 41.71% in Fund V, Fund VI, and Fund VII Associates, a joint venture among Wells Real Estate Fund V, L.P., Wells Real Estate Fund VI, L.P., and the Registrant. This pro forma statement of operations does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sales of the Prior Dispositions or Tanglewood Commons if the transactions had occurred on January 1, 2004.

These unaudited pro forma financial statements are prepared for informational purposes only. This unaudited pro forma statement of operations is not necessarily indicative of future results or of actual results that would have been achieved had the dispositions of the Prior Dispositions or Tanglewood Commons been consummated as of January 1, 2004.

F-1

WELLS REAL ESTATE FUND VII, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET

DECEMBER 31, 2004

(Unaudited)

	Historical (a)	Pro Forma Adjustments		Pro Forma Total
ASSETS:
Investment in joint ventures	$9,225,694	$(1,919,033	)(b)	$7,306,661
Cash and cash equivalents	3,884,551	3,734,299	(c)	7,618,850
Due from joint ventures	370,802	0		370,802

Total assets	$13,481,047	$1,815,266		$15,296,313

LIABILITIES AND PARTNERS’ CAPITAL:
Liabilities:
Accounts payable and accrued expenses	$50,333	$0		$50,333
Due to affiliates	6,213	0		6,213

Total liabilities	56,546	0		56,546

Partners’ capital:
Limited partners:
Class A – 2,147,148 units outstanding	12,916,741	362,815	(d)	13,279,556
Class B – 270,869 units outstanding	507,760	1,452,451	(d)	1,960,211
General partners	0	0		0

Total partners’ capital	13,424,501	1,815,266		15,239,767

Total liabilities and partners’ capital	$13,481,047	$1,815,266		$15,296,313

(a)	Historical financial information has been obtained from the Registrant’s annual report filed on Form 10-K as of December 31, 2004.
(b)	Reflects the Registrant’s pro rata share of the allocated gain related to the sale of Tanglewood Commons of $1,815,266 less the Registrant’s pro rata share of the assumed distribution of proceeds from the sale of Tanglewood Commons of $(3,734,299).
(c)	Reflects the Registrant’s proportionate share of the assumed distribution of net proceeds from Fund VI-VII-VIII Associates as a result of the sale of Tanglewood Commons.
(d)	Reflects the Registrant’s proportionate share of the pro forma gain allocated on the sale of Tanglewood Commons. The allocation of gain between classes of limited partners is made in accordance with the terms of the Registrant’s partnership agreement.

See accompanying notes.

F-2

WELLS REAL ESTATE FUND VII, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2004

(Unaudited)

	Historical (a)	Pro Forma Adjustments				Pro Forma Total
		Prior Dispositions		Tanglewood Commons
EQUITY IN INCOME OF JOINT VENTURES:	$4,484,380	$(1,246,214	)(b)	$(164,910	)(f)	$255,957
		(184,306	)(c)
		(1,051,778	)(d)
		(1,581,215	)(e)

EXPENSES:
Partnership administration	136,877	0		0		136,877
Legal and accounting	45,725	0		0		45,725
Other general and administrative	2,365	0		0		2,365

Total expenses	184,967	0		0		184,967

INTEREST AND OTHER INCOME	42,801	0		0		42,801

NET INCOME	$4,342,214	$(4,063,513)		$(164,910)		$113,791

NET INCOME (LOSS) ALLOCATED TO LIMITED PARTNERS:
CLASS A	$1,416,306	$(1,347,124)		$(161,174)		$(91,992)

CLASS B	$2,925,908	$(2,716,389)		$(3,736)		$205,783

NET INCOME (LOSS) PER WEIGHTED-AVERAGE LIMITED PARTNER UNIT:
CLASS A	$0.67	$(0.63)		$(0.08)		$(0.04)

CLASS B	$9.97	$(9.26)		$(0.01)		$0.70

WEIGHTED-AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	2,124,447					2,124,447

CLASS B	293,570					293,570

(a)	Historical financial information has been obtained from the Registrant’s annual report on Form 10-K for the year ended December 31, 2004.
(b)	Reflects the reduction of equity in income for the year ended December 31, 2004 of Fund VI and Fund VII Associates earned by the Registrant related to Stockbridge Village I Expansion and Stockbridge Village III, which were sold on April 29, 2004.
(c)	Reflects the reduction of equity in income for the year ended December 31, 2004 of Fund VII and Fund VIII Associates earned by the Registrant related to Hannover Center, which was sold on April 29, 2004.
(d)	Reflects the reduction of equity in income for the year ended December 31, 2004 of Fund II, III, VI and VII Associates earned by the Registrant related to 880 Holcomb Bridge, which was sold on July 1, 2004.
(e)	Reflects the reduction of equity in income for the year ended December 31, 2004 of Fund V, Fund VI and Fund VII Associates earned by the Registrant related to the Marathon Building, which was sold on December 29, 2004.
(f)	Reflects the reduction of equity in income of Fund VI-VII-VIII Associates earned by the Registrant related to Tanglewood Commons for the year ended December 31, 2004. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of Tanglewood Commons if the transaction had occurred on January 1, 2004.

See accompanying notes.

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